UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2023

NiSource Inc.

(Exact name of registrant as specified in its charter)

DE	001-16189	35-2108964
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, IN	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	NYSE
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	NYSE
Series A Corporate Units	NIMC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Senior Notes Due 2028

On March 21, 2023, NiSource Inc. (the “Company”) and BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as representatives of the underwriters, entered into a Terms Agreement (the “Terms Agreement”) with respect to the offering and sale of $750,000,000 aggregate principal amount of the Company’s 5.250% Notes due 2028 (the “Notes”) under the Company’s Registration Statement on Form S-3 (File No. 333-268084) (the “Registration Statement”). The Terms Agreement incorporates by reference an Underwriting Agreement, dated November 30, 2017, of the Company (as filed with the Securities and Exchange Commission on November 30, 2017).

The sale closed on March 24, 2023. The Notes were issued pursuant to an Indenture, as amended and supplemented, dated as of November 14, 2000, among the Company, in its own capacity and as successor to NiSource Finance Corp., and The Bank of New York Mellon, as successor trustee. The Company intends to use the aggregate net proceeds from the sale of the Notes for general corporate purposes, including to finance capital expenditures, additions to working capital and repayment of existing indebtedness.

A copy of the Company’s press release issued on March 24, 2023 announcing the closing of the offering is attached hereto as Exhibit 99.1.

A copy of the form of the Notes is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company is filing Exhibit 5.1 with this Current Report on Form 8-K in connection with the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of 5.250% Notes due 2028

5.1	Opinion of Baker & McKenzie LLP

23.1	Consent of Baker & McKenzie LLP (included in Exhibit 5.1)

99.1	Press Release, dated March 24, 2023, issued by NiSource Inc.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: March 24, 2023	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer